Exhibit 99.1

NEWS RELEASE

For Immediate Release:
May 8, 2017

Investors: Scott Lamb, +1 832 513 1068, Scott.Lamb@CBI.com
Media: Gentry Brann, +1 832 513 1031, Gentry.Brann@CBI.com

CB&I Reports First-Quarter 2017 Financial Results
Significant Increase in New Awards for 2017

THE WOODLANDS, Texas – May 8, 2017 – CB&I (NYSE: CBI) today reported net income of $25 million, or $0.24 per diluted share, for the first quarter of 2017, as compared to $107 million, or $1.01 per diluted share, for the first quarter of 2016. First quarter 2017 revenue was $2.4 billion, as compared to $2.7 billion in the first quarter of 2016.
New awards for the first quarter were $3.3 billion, as compared to $1.2 billion for the first quarter of 2016. The company's backlog at the end of the first quarter of 2017 was $19.3 billion.
“Each of our operating groups reported solid earnings for the quarter with the exception of Engineering & Construction, which was negatively impacted by underperformance on two union construction projects. Overall, new awards exceeded our expectations, indicating the rebound of opportunities in our end markets, specifically in the United States, Middle East and China,” said Philip K. Asherman, CB&I's President and Chief Executive Officer. “I’m especially proud of our outstanding safety record, having performed more than 51 million work hours with zero lost-time incidents in the past six months.”
New awards for the quarter include an engineering, procurement and construction contract valued at $1.3 billion with Total Petrochemicals & Refining USA for an ethane cracker project in Texas, CB&I’s fourth new ethane construction project on the U.S. Gulf Coast; a $600 million contract by a leading integrated energy company for the engineering, procurement, construction and commissioning of a combined-cycle power plant in the southern United States; and multiple multi-technology and licensing awards in China.
The company is adjusting its 2017 guidance as follows:

•	Revenue: $9.5 billion - $10.5 billion (no change)

•	Earnings Per Share (diluted): $3.50 - $4.00

Earnings Conference Call
CB&I will host a webcast on May 8 at 4:00 p.m. Central time (5:00 p.m. Eastern time) to discuss financial and operating results and answer questions from investors. The webcast will be available on the Investor Relations page of www.CBI.com.
About CB&I
CB&I (NYSE:CBI) is a leading provider of technology and infrastructure for the energy industry. With over 125 years of experience and the expertise of more than 40,000 employees, CB&I provides reliable solutions to our customers around the world while maintaining a relentless focus on safety and an uncompromising standard of quality. For more information, visit www.CBI.com.
Important Information For Investors And Shareholders
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might” or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and “Forward-Looking Statements” described under “Risk Factors” in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2016, and any updates to those risk factors or “Forward-Looking Statements” included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.
Non-GAAP Financial Measures
To supplement CB&I's consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including the presentation of our financial results, consolidated statements of operations and segment data, excluding the impact of the classification of our Capital Services operations as a discontinued operation. These non-GAAP financial measures are presented to provide a better indication of our operating results prior to the sale of our Capital Services operations.
Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The presentation of these non-GAAP financial measures and key metrics is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. For more information on these non-GAAP financial measures and key metrics, please see the tables captioned “Non-GAAP Supplemental Adjusted Segment Data,” “Non-GAAP Supplemental Adjusted Financial Data”, “Reconciliation of Non-GAAP Supplemental Adjusted Segment Data” and “Reconciliation of Non-GAAP Supplemental Adjusted Financial Data,” which are included in this release.

Chicago Bridge & Iron Company N.V.
Non-GAAP Supplemental Adjusted Segment Data
(amounts adjusted to exclude impact of classifying our Capital Services Operations as a discontinued operation) (1)
(in thousands)

	Three Months Ended March 31,
	2017		2016

NEW AWARDS		% of		% of
		Total		Total
Engineering & Construction	$2,239,799	68%	$323,418	27%
Fabrication Services	446,260	13%	373,689	31%
Technology	160,354	5%	83,620	7%
Capital Services	468,732	14%	416,672	35%
Total	$3,315,145		$1,197,399

REVENUE		% of		% of
		Total		Total
Engineering & Construction	$1,285,589	54%	$1,516,328	57%
Fabrication Services	476,580	20%	517,576	19%
Technology	68,027	3%	64,562	3%
Capital Services	534,209	23%	569,267	21%
Total	$2,364,405		$2,667,733

INCOME FROM OPERATIONS		% of		% of
		Revenue		Revenue
Engineering & Construction	$9,676	0.8%	$111,920	7.4%
Fabrication Services	53,861	11.3%	38,249	7.4%
Technology	21,740	32.0%	26,281	40.7%
Capital Services	12,755	2.4%	11,490	2.0%
Total	$98,032	4.1%	$187,940	7.0%

BACKLOG	March 31,	% of	December 31,	% of
	2017	Total	2016	Total
Engineering & Construction	$10,824,815	56%	$9,916,948	54%
Fabrication Services	2,058,874	11%	2,114,550	11%
Technology	1,095,801	6%	1,025,723	6%
Capital Services	5,296,059	27%	5,398,012	29%
Total	$19,275,549		$18,455,233

(1)   New awards, revenue, and income from operations for the three months ended March 31, 2017 and 2016, and backlog at March 31, 2017 and December 31, 2016, are presented excluding the impact of the classification of our Capital Services Operations as a discontinued operation. This presentation is considered a non-GAAP financial measure, which we believe provides a better indication of our operating results prior to the sale of our Capital Services Operations. See "Reconciliation of Non-GAAP Supplemental Adjusted Segment Data".

Chicago Bridge & Iron Company N.V.
Segment Information
(in thousands)

	Three Months Ended March 31,
	2017		2016

NEW AWARDS (1)		% of		% of
		Total		Total
Engineering & Construction	$2,236,173	79%	$341,665	43%
Fabrication Services	446,260	16%	374,139	47%
Technology	160,354	5%	83,620	10%
Total	$2,842,787		$799,424

REVENUE		% of		% of
		Total		Total
Engineering & Construction	$1,280,753	70%	$1,536,361	72%
Fabrication Services	478,572	26%	533,706	25%
Technology	68,027	4%	64,562	3%
Total	$1,827,352		$2,134,629

INCOME FROM OPERATIONS		% of		% of
		Revenue		Revenue
Engineering & Construction	$5,414	0.4%	$108,073	7.0%
Fabrication Services	52,059	10.9%	37,110	7.0%
Technology	21,515	31.6%	26,149	40.5%
Total	$78,988	4.3%	$171,332	8.0%

BACKLOG (1)	March 31,	% of	December 31,	% of
	2017	Total	2016	Total
Engineering & Construction	$10,792,597	77%	$9,871,208	76%
Fabrication Services	2,060,384	15%	2,117,567	16%
Technology	1,095,801	8%	1,025,723	8%
Total	$13,948,782		$13,014,498

(1)   New awards represent the value of new project commitments received by the Company during a given period, as well as scope growth on existing commitments.  Backlog includes the value of new awards until work is performed and revenue is recognized or until cancellation. Backlog may fluctuate with currency movements.

Chicago Bridge & Iron Company N.V.
Non-GAAP Supplemental Adjusted Financial Data
(amounts adjusted to exclude impact of classifying our Capital Services Operations as a discontinued operation) (1)
(in thousands, except per share data)

	Three Months
	Ended March 31,
	2017	2016

Revenue	$2,364,405	$2,667,733
Cost of revenue	2,179,194	2,380,128
Gross profit	185,211	287,605
% of Revenue	7.8%	10.8%

Selling and administrative expense	86,095	92,597
% of Revenue	3.6%	3.5%

Intangibles amortization	9,036	11,277
Equity earnings	(7,875)	(3,990)
Other operating income, net	(77)	(219)
Income from operations	98,032	187,940
% of Revenue	4.1%	7.0%

Interest expense	(30,964)	(25,898)
Interest income	1,237	2,489
Income before taxes	68,305	164,531

Income tax expense	(16,400)	(44,569)
Net income	51,905	119,962

Less: Net income attributable to noncontrolling interests	(27,250)	(13,037)
Net income attributable to CB&I	$24,655	$106,925

Net income attributable to CB&I per share:
Basic	$0.25	$1.02
Diluted	$0.24	$1.01

Weighted average shares outstanding:
Basic	100,451	104,803
Diluted	101,360	105,785

(1)  The three months ended March 31, 2017 and 2016 are presented excluding the impact of the classification of our Capital Services Operations as a discontinued operation. This presentation is considered a non-GAAP financial measure, which we believe provides a better indication of our operating results prior to the sale of our Capital Services Operations. See "Reconciliation of Non-GAAP Supplemental Adjusted Financial Data".

Chicago Bridge & Iron Company N.V.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months
	Ended March 31,
	2017	2016

Revenue	$1,827,352	$2,134,629
Cost of revenue	1,676,401	1,879,059
Gross profit	150,951	255,570
% of Revenue	8.3%	12.0%

Selling and administrative expense	73,057	80,946
% of Revenue	4.0%	3.8%

Intangibles amortization	6,486	7,077
Equity earnings	(7,611)	(3,605)
Other operating expense (income), net	31	(180)
Operating income from continuing operations	78,988	171,332
% of Revenue	4.3%	8.0%

Interest expense	(24,101)	(20,065)
Interest income	1,228	2,180
Income from continuing operations before taxes	56,115	153,447

Income tax expense	(13,704)	(39,524)
Net income from continuing operations	42,411	113,923
Net income from discontinued operations	9,494	6,039
Net income	51,905	119,962

Less: Net income attributable to noncontrolling interests ($413 and $448 related to discontinued operations)	(27,250)	(13,037)
Net income attributable to CB&I	$24,655	$106,925

Net income attributable to CB&I per share (Basic):
Continuing operations	$0.16	$0.97
Discontinued operations	0.09	0.05
Total	$0.25	$1.02

Net income attributable to CB&I per share (Diluted):
Continuing operations	$0.15	$0.96
Discontinued operations	0.09	0.05
Total	$0.24	$1.01

Weighted average shares outstanding:
Basic	100,451	104,803
Diluted	101,360	105,785

Chicago Bridge & Iron Company N.V.
Condensed Consolidated Balance Sheets
(in thousands)

	March 31,	December 31,
	2017	2016
ASSETS

Current assets	$2,316,459	$2,127,020
Equity investments	171,605	165,256
Property and equipment, net	500,187	505,944
Goodwill and other intangibles, net	3,029,439	3,033,212
Assets of discontinued operations	915,324	876,876
Other non-current assets	1,130,957	1,131,112
Total assets	$8,063,971	$7,839,420

LIABILITIES AND SHAREHOLDERS' EQUITY

Current maturities of long-term debt and other borrowings, net	$1,141,329	$911,410
Other current liabilities	3,334,470	3,377,370
Long-term debt, net	1,266,027	1,287,923
Liabilities of discontinued operations	258,817	252,857
Other non-current liabilities	445,576	448,523

Shareholders' equity	1,617,752	1,561,337
Total liabilities and shareholders’ equity	$8,063,971	$7,839,420

Condensed Consolidated Statements of Cash Flows and Other Financial Data
(in thousands)

	Three Months
	Ended March 31,
	2017	2016
CASH FLOWS

Cash flows from operating activities	$(290,682)	$141,850
Cash flows from investing activities	(43,296)	(47,499)
Cash flows from financing activities	227,585	(11,392)
Effect of exchange rate changes on cash and cash equivalents	21,316	8,305
(Decrease) increase in cash and cash equivalents	(85,077)	91,264
Cash and cash equivalents, beginning of the year	505,156	550,221
Cash and cash equivalents, end of the period	420,079	641,485
Cash and cash equivalents, end of period - discontinued operations	(17,782)	(20,563)
Cash and cash equivalents, end of period - continuing operations	$402,297	$620,922

OTHER FINANCIAL DATA

Increase in receivables, net	$(217,122)	$(57,207)
Change in contracts in progress, net	(6,057)	58,361
(Increase) decrease in inventory	(12,346)	27,477
Decrease in accounts payable	(95,117)	(87,753)
Change in contract capital	$(330,642)	$(59,122)

Depreciation and amortization	$26,264	$31,801
Capital expenditures	$12,274	$11,180

Chicago Bridge & Iron Company N.V.
Reconciliation of Non-GAAP Supplemental Adjusted Segment Data
(in thousands)

	Three Months Ended March 31,
	2017			2016
	As Reported	Adjustment	Adjusted (1)	As Reported	Adjustment	Adjusted (1)

NEW AWARDS

Engineering & Construction	$2,236,173	$3,626	$2,239,799	$341,665	$(18,247)	$323,418
Fabrication Services	446,260	—	446,260	374,139	(450)	373,689
Technology	160,354	—	160,354	83,620	—	83,620
Capital Services	—	468,732	468,732	—	416,672	416,672
Total	$2,842,787	$472,358	$3,315,145	$799,424	$397,975	$1,197,399

REVENUE

Engineering & Construction	$1,280,753	$4,836	$1,285,589	$1,536,361	$(20,033)	$1,516,328
Fabrication Services	478,572	(1,992)	476,580	533,706	(16,130)	517,576
Technology	68,027	—	68,027	64,562	—	64,562
Capital Services	—	534,209	534,209	—	569,267	569,267
Total	$1,827,352	$537,053	$2,364,405	$2,134,629	$533,104	$2,667,733

INCOME FROM OPERATIONS

Engineering & Construction	$5,414	$4,262	$9,676	$108,073	$3,847	$111,920
Fabrication Services	52,059	1,802	53,861	37,110	1,139	38,249
Technology	21,515	225	21,740	26,149	132	26,281
Capital Services	—	12,755	12,755	—	11,490	11,490
Total	$78,988	$19,044	$98,032	$171,332	$16,608	$187,940

	March 31, 2017			December 31, 2016
	As Reported	Adjustment	Adjusted (1)	As Reported	Adjustment	Adjusted (1)
BACKLOG

Engineering & Construction	$10,792,597	$32,218	$10,824,815	$9,871,208	$45,740	$9,916,948
Fabrication Services	2,060,384	(1,510)	2,058,874	2,117,567	(3,017)	2,114,550
Technology	1,095,801	—	1,095,801	1,025,723	—	1,025,723
Capital Services	—	5,296,059	5,296,059	—	5,398,012	5,398,012
Total	$13,948,782	$5,326,767	$19,275,549	$13,014,498	$5,440,735	$18,455,233

(1)   The summary unaudited adjusted segment data is presented excluding the impact of the classification of our Capital Services Operations as a discontinued operation. This presentation is considered a non-GAAP financial measure, which we believe provides a better indication of our operating results prior to the sale of our Capital Services Operations.

Chicago Bridge & Iron Company N.V.
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data
(in thousands, except per share data)

	Three Months Ended March 31,
	2017			2016
	As Reported	Adjustment	Adjusted (1)	As Reported	Adjustment	Adjusted (1)

Revenue	$1,827,352	$537,053	$2,364,405	$2,134,629	$533,104	$2,667,733
Cost of revenue	1,676,401	502,793	2,179,194	1,879,059	501,069	2,380,128
Gross profit	150,951	34,260	185,211	255,570	32,035	287,605
% of Revenue	8.3%		7.8%	12.0%		10.8%

Selling and administrative expense	73,057	13,038	86,095	80,946	11,651	92,597
% of Revenue	4.0%		3.6%	3.8%		3.5%

Intangibles amortization	6,486	2,550	9,036	7,077	4,200	11,277
Equity earnings	(7,611)	(264)	(7,875)	(3,605)	(385)	(3,990)
Other operating expense (income), net	31	(108)	(77)	(180)	(39)	(219)
Income from operations	78,988	19,044	98,032	171,332	16,608	187,940
% of Revenue	4.3%		4.1%	8.0%		7.0%

Interest expense	(24,101)	(6,863)	(30,964)	(20,065)	(5,833)	(25,898)
Interest income	1,228	9	1,237	2,180	309	2,489
Income before taxes	56,115	12,190	68,305	153,447	11,084	164,531

Income tax expense	(13,704)	(2,696)	(16,400)	(39,524)	(5,045)	(44,569)
Net income from continuing operations	42,411	9,494	51,905	113,923	6,039	119,962
Net income from discontinued operations	9,494	(9,494)	—	6,039	(6,039)	—
Net income	51,905	—	51,905	119,962	—	119,962

Less: Net income attributable to noncontrolling interests ($413 and $448 related to discontinued operations)	(27,250)	—	(27,250)	(13,037)	—	(13,037)
Net income attributable to CB&I	$24,655	$—	$24,655	$106,925	$—	$106,925

Net income attributable to CB&I per share (Basic):
Continuing operations	$0.16	$0.09	$0.25	$0.97	$0.05	$1.02
Discontinued operations	0.09	(0.09)	—	0.05	(0.05)	—
Total	$0.25	$—	$0.25	$1.02	$—	$1.02

Net income attributable to CB&I per share (Diluted):
Continuing operations	$0.15	$0.09	$0.24	$0.96	$0.05	$1.01
Discontinued operations	0.09	(0.09)	—	0.05	(0.05)	—
Total	$0.24	$—	$0.24	$1.01	$—	$1.01

Weighted average shares outstanding:
Basic	100,451		100,451	104,803		104,803
Diluted	101,360		101,360	105,785		105,785

(1)   The summary unaudited adjusted financial data is presented excluding the impact of the classification of our Capital Services Operations as a discontinued operation. This presentation is considered a non-GAAP financial measure, which we believe provides a better indication of our operating results prior to the sale of our Capital Services Operations.

Investors: Scott Lamb, +1 832 513 1068, Scott.Lamb@CBI.com
Media: Gentry Brann, +1 832 513 1031, Gentry.Brann@CBI.com